Exhibit 99.1

SMART Global Holdings Announces Proposed Private Offering of Convertible Notes

NEWARK, Calif., February 6, 2020 – SMART Global Holdings, Inc. (“SMART” or the “Company”) (Nasdaq: SGH), parent company of SMART Modular Technologies, Inc., today announced that it intends to offer $200 million in aggregate principal amount of convertible senior notes due 2026 (the “Notes”) to qualified institutional buyers as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), subject to market and other conditions. The Company also expects to grant to the initial purchasers of the Notes an option to purchase up to an additional $30 million aggregate principal amount of Notes.

SMART expects to use the net proceeds from the offering of the Notes, together with cash on hand, (1) to repay in full all outstanding principal balances, and to pay the associated prepayment premiums, accrued and unpaid interest and related fees and expenses, of the term loans under the Second Amended and Restated Credit Agreement, dated as of August 9, 2017, among certain of SMART’s subsidiaries and the other parties thereto (the “Amended Credit Agreement”), (2) to pay the cost of the capped call transactions described below, and (3) for general corporate purposes, including, but not limited to, working capital, capital expenditures and potentially repurchases of our ordinary shares. As of November 29, 2019, term loans with an aggregate principal balance of $144.4 million and an interest rate of 8.16% and term loans with an aggregate principal balance of $58.5 million and an interest rate of 8.39% were outstanding under the Amended Credit Agreement.

The Notes will be senior, unsecured obligations of the Company and will accrue interest payable semiannually in arrears. The Notes will mature on February 15, 2026, unless earlier converted, redeemed or repurchased. Prior to August 15, 2025, the Notes will be convertible at the option of the holders only upon satisfaction of certain conditions and during certain periods. On or after August 15, 2025, the Notes will be convertible at the option of the holders at any time prior to the close of business on the second scheduled trading day immediately before the maturity date. Upon conversion, the Notes may be settled in cash, ordinary shares of the Company or a combination of cash and ordinary shares, at the Company’s election, based on the applicable conversion rate(s). The interest rate, initial conversion rate, offering price and other terms of the Notes have not been finalized and will be determined at the time of pricing of the offering.

In connection with the pricing of the Notes, SMART expects to enter into privately negotiated capped call transactions with the initial purchasers (and/or their respective affiliates) and/or other financial institutions (the “Option Counterparties”). These transactions, and any additional capped call transactions entered into in the event that the initial purchasers exercise their option to purchase additional Notes, are expected generally to reduce the potential economic dilution to holders of ordinary shares of the Company upon conversion of the Notes, with such reduction subject to a cap based on the cap price of the capped call transactions. The Company will receive cash upon settlement, cancellation or termination of the capped call transactions until it has obtained shareholder approval to receive shares in connection with the settlement, cancellation or termination of the capped call transactions. If the initial purchasers exercise their option to purchase additional Notes, the Company expects to use a portion of the net proceeds from the sale of the additional Notes to enter into additional capped call transactions.

SMART has been advised that, in connection with establishing their initial hedge positions with respect to the capped call transactions, the Option Counterparties and/or their respective affiliates expect to purchase the ordinary shares and/or enter into various derivative transactions with respect to the ordinary shares concurrently with, or shortly after, the pricing of the Notes. These hedging activities could increase (or reduce the size of any decrease in) the market price of the ordinary shares or the Notes at that time. In addition, the Option Counterparties and/or their respective affiliates may modify their hedge positions by entering into or unwinding various derivative transactions with respect to the ordinary shares and/or purchasing or selling the ordinary shares or other securities of the Company in secondary market transactions following the pricing of the Notes and prior to the maturity of the Notes (and are likely to do so during any observation period related to a conversion of Notes). This activity could also cause or avoid an increase or a decrease in the market price of the ordinary shares or the Notes, which could affect the ability of holders to convert their Notes and, to the extent the activity occurs during any observation period related to a conversion of the Notes, could affect the number of ordinary shares and value of the consideration that holders will receive upon conversion of their Notes.

The offer and sale of the Notes and the ordinary shares issuable upon conversion of the Notes, if any, have not been and will not be registered under the Securities Act or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from such registration requirements.

This press release shall not constitute an offer to sell or a solicitation of an offer to purchase any of these securities, in the United States or elsewhere, and shall not constitute an offer, solicitation or sale of the Notes or ordinary shares of the Company in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful.

About SMART Global Holdings

The SMART lines of business are leading designers and manufacturers of electronic products focused on memory and computing technology areas. The Company specializes in application specific product development and support for customers in enterprise, government and OEM sales channels. Customers rely on SMART as a strategic supplier with top tier customer service, product quality, and technical support with engineering, sales, manufacturing, supply chain and logistics capabilities worldwide. The Company targets customers in markets such as communications, storage, networking, mobile, industrial automation, industrial internet of things, government, military, edge computing and high performance computing. SMART operates in three primary product areas: specialty memory products, Brazil products and specialty compute and storage solutions.

Forward-Looking Statements

This release contains “forward-looking statements,” including among other things, statements regarding the proposed terms of the Notes and the capped call transactions, the completion, timing and size of the proposed offering and capped call transactions and the anticipated use of proceeds from the offering. These statements are only predictions and may differ materially from actual future events or results due to a variety of factors, including but not limited to: economic and market conditions, whether the offering will be consummated and whether the capped call transactions will become effective. These risks and uncertainties are not the only ones that SMART faces and for more information on additional risks and uncertainties, please see the section entitled “Risk Factors” in SMART’s Annual Report on Form 10-K for the fiscal year ended August 30, 2019 filed with the Securities and Exchange Commission and the offering memorandum. SMART and its subsidiaries operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for SMART to predict all risks, nor can it assess the impact of all factors on SMART or its subsidiaries’ results, or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements SMART may make. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this press release may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Accordingly, investors are cautioned not to place undue reliance on any forward-looking statements. Forward-

looking statements should not be relied upon as a prediction of actual results. We make these forward-looking statements based upon information available on the date of this press release, and we expressly disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information or otherwise, except as required by law.

For further information, please contact:

Suzanne Schmidt

Investor Relations for SMART Global Holdings, Inc.

(510) 360-8596

ir@smartm.com

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